            Exhibit 23.1

   CONSENT OF INDEPENDENT AUDITORS

          We consent to the use in this Amendment No. 1 to Registration Statement No. 333-84653 on Form S-6 of our report dated August 31, 1999, appearing in the Prospectus, which is part of this Registration Statement. We consent to the reference to our Firm as experts under the heading "Independent Auditors" in the Prospectus which is a part of this Registration Statement.

                                   Deloitte & Touche LLP
                                   Deloitte & Touche LLP



August 31, 1999
New York, New York